CAPITAL APPRECIATION FUND (PVCAX)

Fund Facts

Objective: The Fund seeks long-term capital appreciation.

Strategy:
The Fund primarily invests in common stocks of mid capitalization U.S. companies whose market capitalizations fall within the range of $1.5 billion and $15.0 billion that the Advisor believes have the potential for capital appreciation.

Investor Profile:
The Fund may be suitable for investors seeking: 1) long-term growth of capital, 2) exposure to mid capitalization companies and ETFs.

Portfolio Management:
Morris Ajzenman, CFA and John Walthausen, CFA of Paradigm Funds Advisor LLC, have served as portfolio managers of the fund since inception. Mr. Ajzenman and Mr. Walthausen focus on established midcap companies. They zero in on the unexciting, underappreciated, as well as the neglected, well managed companies that have a clear understandable business strategy. The team values stocks primarily based on free cash flow generation and focuses on companies that show potential for increasing asset utilization.

Fund Statistics

(as of March 31, 2007)

Inception Date:	January 1, 2007
Ticker:	PVCAX
Cusip:	69901E401
Management Fees: (net of waiver)	1.20%
12b-1 Distribution Fees:	None
Sales Load:	None
Redemption Fees (On shares sold after holding them for 90 days or less):	2.00%
Minimum Investment:	Regular Account: $10,000 IRA Account: $1,000
Minimum Subsequent Investment:	$100
Total # of holdings	23
Net Assets ($millions)	$4.8
NAV	$20.74

Sector Allocation

(Portfolio Holdings as of Marh 31, 2007)



Utilities 3%
Other 3%
Technology 5%
Healthcare 5%
Consumer Discretionary 4%
Consumer Staples 5%
Integrated Oils 0%
Other Energy 6%
Materials & Processing 3%
Producer Durables 5%
Auto and Transportation 5%
Financial Services 56%

Sector allocations are based upon the Russell sector scheme and represent a % of the common stock held

Allocation is subject to change and may not be representative of current or future holdings

Top Ten Holdings

(as of March 31, 2007)

I Shares Russell Midcap Index	42.7%
Dynegy Inc.	3.0%
Helmerich & Payne Inc.	2.9%
Telephone and Data Systems	2.8%
Timken Co.	2.7%
Sierra Health Services, Inc.	2.7%
Hormel Foods Corp.	2.7%
Teradyne Inc.	2.6%
Hillenbrand Industries, Inc.	2.6%
Computer Sciences	2.6%
% of Net Assets	67.3%

Holdings are subject to change and may not be representative of current or future holdings

Performance Return Summary

(A) **Average Annual Returns and Performance for the periods ended March 31, 2007.**

	1Q07 (B)	*Since Inception (1/1/07)* (B)
Capital Appreciation Fund	3.70%	3.70%
Russell MidCap Index (C)	4.38%	4.38%

(A) Average annual return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) Non-annualized return

(C) The Russell MidCap® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index.

Past Performance Does Not Guarantee Future Results. Investment Return And Principal Value Will Fluctuate So That Shares, When Redeemed, May Be Worth More Or Less Than Their Original Cost. Returns Do Not Reflect The Deduction Of Taxes That A Shareholder Would Pay On Fund Distributions Or The Redemption Of Fund Shares.

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e., trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the fund's return. The fund primarily invests in small capitalization companies (less than $1.5 billion market capitalization). Small capitalization companies can be riskier investments than larger companies.

Not FDIC-Insured. May Lose Value. No Bank Guarantee.
This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses.
Please contact Paradigm Funds Advisors LLC. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.
Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.